Exhibit 32.1

SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF PENOLA, INC.

In connection with the accompanying Annual Report on Form 10-K of Penola, Inc. for the year ended February 28, 2013, the undersigned, Filomena Gencarelli, President and Chief Executive Officer of Penola, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended February 28, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended February 28, 2013 fairly presents, in all material respects, the financial condition and results of operations of Penola, Inc.

Date: May 31, 2013	By:	/s/ Filomena Gencarelli
Filomena Gencarelli
President and Chief Executive Officer, Secretary and Treasurer (and principal financial officer and principal accounting officer)